EXHIBIT 99.1

LETTER OF TRANSMITTAL

HECLA MINING COMPANY

Offer to Exchange up to

$500,000,000

6.875% Senior Notes due 2021

which have been registered under the Securities Act of 1933

for any and all outstanding unregistered

6.875% Senior Notes due 2021

PURSUANT TO THE PROSPECTUS DATED                 , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2013

(THE “EXPIRATION DATE”), UNLESS THE OFFER IS EXTENDED BY HECLA MINING COMPANY

IN ITS SOLE DISCRETION. TENDERS OF ORIGINAL NOTES

MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M, NEW YORK CITY TIME,

ON THE EXPIRATION DATE.

Exchange Agent:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Registered, Certified or Regular Mail, or Overnight Courier or Hand Delivery:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit 111 Sanders Creek Parkway

East Syracuse, NY 13057 Attention: Christopher Landers

Facsimile: 732-667-9408

Confirm by Telephone: 315-414-3362

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

By execution hereof, the undersigned acknowledges receipt of the Prospectus dated                     , 2013 (the “Prospectus”) of Hecla Mining Company (“Hecla”) which, together with this Letter of Transmittal (the “Letter of Transmittal”), constitute Hecla’s offer (the “Exchange Offer”) to exchange up to $500,000,000 principal amount of its new 6.875% Senior Notes due 2021 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $500,000,000 principal amount of its issued and outstanding 6.875% Senior Notes due 2021 (the “Original Notes”). The terms of the Exchange Notes are identical to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and additional interest provisions relating to the Original Notes will not apply to the Exchange Notes.

This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Original Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”), Euroclear Bank S.A./N.V., as operator of the Euroclear system (“Euroclear”), or Clearstream Banking S.A. (“Clearstream”) by any financial institution that is a participant in DTC, Euroclear or Clearstream, as applicable, and whose name appears on a security position listing as the owner of Original Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as “Acting Holder”); or (iii) tender of Original Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If delivery of the Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, Euroclear or Clearstream as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Original Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”) or by Euroclear or Clearstream, as the case may be. To tender Original Notes in this manner, the electronic instructions sent to DTC, Euroclear or Clearstream and transmitted to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

Unless the context requires otherwise, the term “Holder” for purposes of this Letter of Transmittal means: (i) any person in whose name Original Notes are registered on the books of Hecla or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC, Euroclear or Clearstream whose Original Notes are held of record by DTC, Euroclear or Clearstream who desires to deliver such Original Notes by book-entry transfer at DTC, Euroclear or Clearstream.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto. Tenders of Original Notes will be accepted only in authorized denominations of $2,000 and integral multiples of $1,000 in excess thereof.

DESCRIPTION OF ORIGINAL NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Certificate or Registration Numbers(s) of Original Notes*	Aggregate Principal Amount Represented by Original Notes	Aggregate Principal Amount of Original Notes Being Tendered (if less than all)**

		Total Principal Amount of Original Notes	$

*  Need not be completed by Holders tendering by book-entry transfer.

**  Unless otherwise indicated in this column, the holder will be deemed to have tendered all Original Notes held by the Registered Holder(s) listed in the previous column. See instruction 2.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY DTC, EUROCLEAR OR CLEARSTREAM TO THE EXCHANGE AGENT’S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC, Euroclear or Clearstream Book-Entry Account:

Transaction Code No.:

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Original Notes:

Window Ticket No. (If Any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

DTC, Euroclear or Clearstream Book-Entry Account No.:

If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

Transaction Code:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Hecla the above-described aggregate principal amount of Original Notes. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Hecla all right, title and interest in and to such Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Hecla and as Trustee under the Indenture for the Original Notes and the Exchange Notes) to cause the Original Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, Hecla will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Hecla to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Hecla) as more particularly set forth in the Prospectus, Hecla may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering, each Holder of Original Notes represents to Hecla that (A) it is acquiring the Exchange Notes issued in the Exchange Offer in the ordinary course of its business, (B) at the time of the commencement of the Exchange Offer, it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes issued in the Exchange Offer in violation of the provisions of the Securities Act, (C) it is not an “affiliate,” as defined in Rule 405 of the Securities Act, of Hecla or any guarantor, and (D) if it is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, a broker-dealer is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act. Each Holder further represents that it is not acting on behalf of any persons or entities who could not truthfully make the foregoing representations.

For purposes of the Exchange Offer, Hecla shall be deemed to have accepted validly tendered Original Notes when, as and if Hecla has given oral or written notice thereof to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter, and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Original Notes are submitted for a greater aggregate principal amount than the Holder desires to exchange, such unaccepted or non-exchanged Original Notes will be returned without expense to the tendering Holder thereof (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such book-entry transfer facility) promptly after the expiration or termination of the Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Original Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and Hecla upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Original Notes tendered by DTC, Euroclear or Clearstream, by credit to the respective account at DTC, Euroclear or Clearstream). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Hecla has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if Hecla does not accept for exchange any of the Original Notes so tendered.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES REGARDLESS OF WHETHER ORIGINAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or, if tendered by a participant in DTC, Euroclear or Clearstream, exactly as such participant’s name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Hecla of such person’s authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.

X		Date:
X	Signature(s) of Registered Holder(s) or Authorized Signatory	Date:

Names:	Address:
(Please Print)
(Including ZIP Code)

Capacity(ies):	Area Code and Telephone No.
Social Security No(s).:

PLEASE COMPLETE FORM W-9 HEREIN SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN) CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or exchanged are to be issued in the name of, or certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the chart entitled “Description of Original Notes” within this Letter of Transmittal, or if Original Notes tendered by book-entry transfer that are not accepted are maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Name:

Address:

(Please Print)

Zip Code:

Taxpayer Identification or Social Security

Number:	(See Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or exchanged or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the chart entitled “Description of Original Notes” within this Letter of Transmittal or to be credited to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Name:

Address:

(Please Print)

Zip Code:

Taxpayer Identification or Social Security

Number:	(See Form W-9 herein)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Original Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC, Euroclear or Clearstream of all Original Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Hecla may extend the Expiration Date in its sole discretion by a public announcement given no later than 9:00 A.M., New York City time, on the next business day following the previously scheduled Expiration Date. The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, Hecla recommends registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Original Notes should be sent to Hecla.

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, overnight courier or facsimile transmission) setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Original Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC, Euroclear or Clearstream) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Original Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC, Euroclear or Clearstream), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Original Notes who wishes to tender these Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by Hecla in its sole discretion, which determination will be final and binding. Hecla reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes Hecla’s acceptance of which would, in the opinion of Hecla or Hecla’s counsel, be unlawful. Hecla also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Original Notes based on the specific facts or circumstances. Notwithstanding the forgoing, Hecla does not expect to treat any Holder of Original Notes differently to the extent they present the same facts or circumstances. Hecla’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) either before or after the Expiration Date will be in its sole discretion and will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as Hecla shall determine. Although Hecla intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither Hecla, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned without cost by the Exchange Agent to the tendering Holders of

Original Notes, unless otherwise provided in this Letter of Transmittal, promptly after the expiration or termination of the Exchange Offer.

2. PARTIAL TENDERS; WITHDRAWALS. If less than all Original Notes are tendered, the tendering Holder should fill in the number of Original Notes tendered in the fourth column of the chart entitled “Description of Original Notes.” All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, Original Notes for the principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Original Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream, promptly after the Original Notes are accepted for exchange.

3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of the Original Notes tendered hereby, the signature must correspond with the name as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of Original Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Original Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Original Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder of Original Notes listed therein, such Original Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Original Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder appears on the Original Notes.

If this Letter of Transmittal (or copy hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and unless waived by Hecla, evidence satisfactory to Hecla of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the Original Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of Original Notes) who has not completed the box set forth herein entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Original Notes for the aggregate principal amount not tendered or exchanged are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Original Notes through DTC, Euroclear or Clearstream, if different from the account maintained at DTC, Euroclear or Clearstream indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. TRANSFER TAXES. Holders who tender their Original Notes for Exchange Notes will not be obligated to pay any transfer taxes in connection with the exchange. If, however, certificates representing Exchange Notes, or Original Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS. Hecla reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus. Notwithstanding the foregoing, in the event of a material change in the Exchange Offer, including Hecla’s waiver of a material condition, Hecla will extend the Exchange Offer period if necessary so that at least five business days remain in the Exchange Offer following notice of the material change.

7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittal or Original Notes will be determined by Hecla, in its sole discretion, which determination will be final and binding. Hecla reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Hecla or Hecla’s counsel, be unlawful. Hecla also reserves the right to waive any defaults, irregularities or conditions of tender as to the particular Original Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal based on the specific facts or circumstances. Notwithstanding the forgoing, Hecla does not expect to treat any Holder of Original Notes differently to the extent they present the same facts or circumstances. None of Hecla, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Hecla’s interpretation of the terms and conditions of the Exchange Offer either before or after the Expiration Date shall be final and binding.

10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted unless consented to by Hecla. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

11. DEFINITIONS, Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT:	THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

(DO NOT WRITE IN THE SPACE BELOW)

Certificate Surrendered	Original Notes Tendered	Original Notes Accepted

Delivery Prepared by:	Checked by:	Date:

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:								Exemptions (see instructions):
	☐ Individual/sole proprietor	☐ C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
Exempt payee code (if any)
	☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶								Exemption from FATCA reporting code (if any)
	Address (number, street, and apt. or suite no.)						Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

Form W-9 (Rev. 8-2013)	Page 3

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for	THEN the payment is exempt for
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013)	Page 4

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.